Transaction

Date:	May 30, 2007

To:	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-5

To:	Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Facsimile: 410-715-2380
Telephone: 410-884-2000
Attn: Client Services
Manager-LMT 2007-5

From:	Lehman Brothers Special Financing Inc.
Louis Bardos - Confirmations Group
Facsimile: (+1) 646-885-9551 (United States of America)
Telephone: 212-526-9570

Ref. Numbers: Global Deal ID: 3068609, 3068614 / Effort ID: N1097925

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and the supplemental interest trust (the “Supplemental Interest Trust”, or “Party B”) created pursuant to the Trust Agreement (the “Trust Agreement”) dated as of May 1, 2006 among Structured Asset Securities Corporation, as depositor, Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, N.A., as Trustee (the “Trustee”) in connection with the issuance of the Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-5, a common law trust formed under the Trust Agreement (defined above) which is governed by the laws of the State of New York. This communication constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement published by the International Swaps and Derivatives Association, Inc. (“ISDA”) (the “Agreement”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

This communication incorporates the definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

The terms of the particular Transaction to which this Confirmation relates are as follows:

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

General Terms:

Trade Date:	22 May, 2007

Effective Date:	25 May, 2007

Termination Date:	25 August, 2030

Notional Amount:
With respect to each Calculation Period, the lesser of (i) the Outstanding Notional Amount as set forth in Appendix A attached hereto and (ii) the Note Principal Balance of the Reference Asset on the 15th calendar day of each month (or, if such day is not a Business Day, the immediately following Business Day), commencing in the month of June 2007.

Referenced Asset:	Lehman Mortgage Trust 2007-5, Class 3A-1 (Cusip: 52521RAW1),

Note Principal Balance:
As reported on the Trustee's website located at www.ctslink.com. If the Note Principal Balance of the Referenced Assets is not published on the Trustee's website or the parties fail to agree on the Note Principal Balance of the Referenced Assets for any Calculation Period, the Note Principal Balance of the Referenced Asset shall be determined by the Calculation Agent pursuant to the Trust Agreement dated as of May 1, 2007, entered into between Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Trustee.

Fixed Amounts:

Fixed Amount Payer:	Party B

Fixed Amount Payer Payment Dates:	Inapplicable

Fixed Amount:	By its execution hereof and with effect from the Trade Date above Party A irrevocably acknowledges receipt of all agreed consideration from Party B in respect of this Transaction.

Floating Amounts:

Floating Amount Payer:	Party A

Floating Rate:	The lesser of (i) 4.50% and (ii) the greater of (a) 0% and (b) USD-LIBOR-BBA with a Designated Maturity of one month minus 4.40%

Floating Rate Payer Period End Dates:	The 25th calendar day of each month, from and including 25 June, 2007 to and including the Termination Date, with No Adjustment of Period End Dates.

Early Payment:	1 Business Day preceding each Floating Rate Payer Period End Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Spread:	Inapplicable

Floating Rate Day Count Fraction:	30/360

Reset Dates:	The first day of each Calculation Period

Business Days:	New York

Miscellaneous:

Calculation Agent:	Party A

Transfer:
Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. (“Holdings”) effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Governing Law:	The laws of the State of New York (without reference to choice of law doctrine).

Termination Currency:	USD

Additional Provisions:

1.	The “Cross Default” provisions of Section 5(a)(vi) of the Agreement will not apply.

2.	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Agreement will not apply.

3.	The "Automatic Early Termination" provisions of Section 6(a) of the Agreement will not apply.

4.	"Specified Entity" will not apply to either Party A or Party B.

5.
Payments on Early Termination. For the purposes of Section 6(e) of the Agreement, Loss and Second Method will be used. Furthermore, for the purpose of determining the Settlement Amount in the event of an Early Termination of this Transaction pursuant to Section 6 of the Agreement, Loss will be calculated as if this Transaction were a fixed amortization cap with the remaining Notional Amounts equal to (a) if the Outstanding Notional Amount on Appendix A is less that that of the Note Principle Balance of the Referenced Asset as of the Early Termination Date, the Outstanding Notional Amounts as set forth in Appendix A, or (b) if the Note Principle Balance of the Referenced Asset is less than that of the Outstanding Notional Amount as stated in Appendix A as of the Early Termination Date, the Note Principal Balance of the Reference Asset as of the Early Termination Date, with the remaining Notional Amounts based on the amortization rate(s) used to calculate the Outstanding Notional Amounts as set forth in Appendix A.

6.	The provisions of Section 5(a) (ii), (iii), (iv) and (vii) of the Agreement will not apply to Party B.

7.	Representations. Section 3 of the Agreement is hereby amended by adding the following additional subsections:

(a)	No Agency. It is entering into this Transaction as principal.

(b)	Eligible Contract Participant. It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(c)
No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Master Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

8.	Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will not apply to any Transaction between the parties hereto.

9.
Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by the Trustee, not individually or personally but solely as trustee of the Supplemental Interest Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on behalf of the Supplemental Interest Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Supplemental Interest Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Supplement Interest Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Supplemental Interest Trust under this Confirmation.

10.
Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

11.
Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction.

12.
Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a  Rating Agency confirms in writing that the rating of any Certificates issued by the Trust will be unaffected by such action.

Payment Instructions for Party B in USD:

WELLS FARGO BANK, NA
ABA# 121000248
FOR CREDIT TO: SAS Clearing
ACCT: 3970771416
For further Credit to: 53152201, Cap Account
Ref: LMT 2007-5

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.

Very truly yours,

Lehman Brothers Special Financing Inc.

/s/ Anatoly Kozlov

By: Anatoly Kozlov
Authorized Signatory

Accepted and confirmed as of the date first written
Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-5 Supplemental Interest Trust,
By: Wells Fargo Bank, N.A., not in its individual capacity but solely as Trustee

By: /s/ Michael Pinzon
Name: Michael Pinzon
Title: Vice President

Appendix A

Calculation Period from and including	Calculation Period up to but excluding	Outstanding Notional Amount (in USD)
5/25/2007	6/25/2007	59,211,000.00
6/25/2007	7/25/2007	57,338,345.15
7/25/2007	8/27/2007	55,507,003.89
8/27/2007	9/25/2007	53,716,442.42
9/25/2007	10/25/2007	51,966,088.89
10/25/2007	11/26/2007	50,255,379.46
11/26/2007	12/26/2007	48,583,758.12
12/26/2007	1/25/2008	46,950,700.86
1/25/2008	2/25/2008	45,355,666.18
2/25/2008	3/25/2008	43,798,120.09
3/25/2008	4/25/2008	42,277,536.02
4/25/2008	5/27/2008	40,793,394.67
5/27/2008	6/25/2008	39,345,183.94
6/25/2008	7/25/2008	37,932,398.84
7/25/2008	8/25/2008	36,554,541.38
8/25/2008	9/25/2008	35,211,120.48
9/25/2008	10/27/2008	33,901,651.87
10/27/2008	11/25/2008	32,625,657.97
11/25/2008	12/26/2008	31,382,667.88
12/26/2008	1/26/2009	30,172,217.18
1/26/2009	2/25/2009	28,993,847.93
2/25/2009	3/25/2009	27,847,108.54
3/25/2009	4/27/2009	26,731,553.68
4/27/2009	5/26/2009	25,646,744.22
5/26/2009	6/25/2009	24,592,247.10
6/25/2009	7/27/2009	23,567,635.31
7/27/2009	8/25/2009	22,572,487.75
8/25/2009	9/25/2009	21,606,389.18
9/25/2009	10/26/2009	20,668,930.12
10/26/2009	11/25/2009	19,759,706.80
11/25/2009	12/28/2009	18,878,321.05
12/28/2009	1/25/2010	18,024,380.23
1/25/2010	2/25/2010	17,197,497.19
2/25/2010	3/25/2010	16,397,290.12
3/25/2010	4/26/2010	15,623,382.56
4/26/2010	5/25/2010	14,875,403.27
5/25/2010	6/25/2010	14,153,112.98
6/25/2010	7/26/2010	13,456,020.85
7/26/2010	8/25/2010	12,783,771.00
8/25/2010	9/27/2010	12,136,012.47
9/27/2010	10/25/2010	11,512,399.21
10/25/2010	11/26/2010	10,912,589.99
11/26/2010	12/27/2010	10,336,248.34
12/27/2010	1/25/2011	9,783,042.45

1/25/2011	2/25/2011	9,252,645.17
2/25/2011	3/25/2011	8,744,733.88
3/25/2011	4/25/2011	8,258,990.48
4/25/2011	5/25/2011	7,795,101.30
5/25/2011	6/27/2011	7,352,757.04
6/27/2011	7/25/2011	6,931,652.72
7/25/2011	8/25/2011	6,531,487.61
8/25/2011	9/26/2011	6,151,965.19
9/26/2011	10/25/2011	5,792,793.06
10/25/2011	11/25/2011	5,453,682.92
11/25/2011	12/27/2011	5,134,350.48
12/27/2011	1/25/2012	4,834,515.45
1/25/2012	2/27/2012	4,553,901.41
2/27/2012	3/26/2012	4,292,235.84
3/26/2012	4/25/2012	4,049,250.02
4/25/2012	5/25/2012	3,824,678.99
5/25/2012	6/25/2012	3,618,261.47
6/25/2012	7/25/2012	3,616,726.73
7/25/2012	8/27/2012	3,615,189.77
8/27/2012	9/25/2012	3,613,650.58
9/25/2012	10/25/2012	3,612,109.13
10/25/2012	11/26/2012	3,610,565.43
11/26/2012	12/26/2012	3,609,019.46
12/26/2012	1/25/2013	3,607,471.22
1/25/2013	2/25/2013	3,605,920.70
2/25/2013	3/25/2013	3,604,367.88
3/25/2013	4/25/2013	3,602,812.76
4/25/2013	5/28/2013	3,601,255.32
5/28/2013	6/25/2013	3,599,695.56
6/25/2013	7/25/2013	3,598,133.47
7/25/2013	8/26/2013	3,596,569.04
8/26/2013	9/25/2013	3,595,002.25
9/25/2013	10/25/2013	3,593,433.11
10/25/2013	11/25/2013	3,591,861.59
11/25/2013	12/26/2013	3,590,287.69
12/26/2013	1/27/2014	3,588,711.40
1/27/2014	2/25/2014	3,587,132.71
2/25/2014	3/25/2014	3,585,551.61
3/25/2014	4/25/2014	3,583,968.08
4/25/2014	5/27/2014	3,582,382.13
5/27/2014	6/25/2014	3,580,793.73
6/25/2014	7/25/2014	3,580,202.88
7/25/2014	8/25/2014	3,579,609.57
8/25/2014	9/25/2014	3,579,013.79
9/25/2014	10/27/2014	3,578,415.52
10/27/2014	11/25/2014	3,577,814.77
11/25/2014	12/26/2014	3,577,211.51
12/26/2014	1/26/2015	3,576,605.73
1/26/2015	2/25/2015	3,575,997.43
2/25/2015	3/25/2015	3,575,386.60

3/25/2015	4/27/2015	3,574,773.22
4/27/2015	5/26/2015	3,574,157.29
5/26/2015	6/25/2015	3,573,538.79
6/25/2015	7/27/2015	3,572,917.71
7/27/2015	8/25/2015	3,572,294.05
8/25/2015	9/25/2015	3,571,667.78
9/25/2015	10/26/2015	3,571,038.91
10/26/2015	11/25/2015	3,570,407.42
11/25/2015	12/28/2015	3,569,773.29
12/28/2015	1/25/2016	3,569,136.52
1/25/2016	2/25/2016	3,568,497.10
2/25/2016	3/25/2016	3,567,855.02
3/25/2016	4/25/2016	3,567,210.26
4/25/2016	5/25/2016	3,566,562.81
5/25/2016	6/27/2016	3,565,912.67
6/27/2016	7/25/2016	3,565,259.82
7/25/2016	8/25/2016	3,564,604.24
8/25/2016	9/26/2016	3,563,945.94
9/26/2016	10/25/2016	3,563,284.89
10/25/2016	11/25/2016	3,562,621.09
11/25/2016	12/27/2016	3,561,954.52
12/27/2016	1/25/2017	3,561,285.18
1/25/2017	2/27/2017	3,560,613.04
2/27/2017	3/27/2017	3,559,938.11
3/27/2017	4/25/2017	3,559,260.36
4/25/2017	5/25/2017	3,558,579.79
5/25/2017	6/26/2017	3,557,896.39
6/26/2017	7/25/2017	3,557,210.13
7/25/2017	8/25/2017	3,556,521.02
8/25/2017	9/25/2017	3,555,829.03
9/25/2017	10/25/2017	3,555,134.17
10/25/2017	11/27/2017	3,554,436.40
11/27/2017	12/26/2017	3,553,735.73
12/26/2017	1/25/2018	3,553,032.14
1/25/2018	2/26/2018	3,552,325.62
2/26/2018	3/26/2018	3,551,616.15
3/26/2018	4/25/2018	3,550,903.73
4/25/2018	5/25/2018	3,550,188.34
5/25/2018	6/25/2018	3,549,469.97
6/25/2018	7/25/2018	3,548,748.61
7/25/2018	8/27/2018	3,548,024.24
8/27/2018	9/25/2018	3,547,296.85
9/25/2018	10/25/2018	3,545,566.43
10/25/2018	11/26/2018	3,543,832.97
11/26/2018	12/26/2018	3,542,096.45
12/26/2018	1/25/2019	3,540,356.86
1/25/2019	2/25/2019	3,538,614.20
2/25/2019	3/25/2019	3,536,868.43
3/25/2019	4/25/2019	3,535,119.56
4/25/2019	5/28/2019	3,533,367.57

5/28/2019	6/25/2019	3,531,612.45
6/25/2019	7/25/2019	3,529,854.18
7/25/2019	8/26/2019	3,528,092.75
8/26/2019	9/25/2019	3,526,328.15
9/25/2019	10/25/2019	3,524,560.36
10/25/2019	11/25/2019	3,522,789.37
11/25/2019	12/26/2019	3,521,015.17
12/26/2019	1/27/2020	3,519,237.74
1/27/2020	2/25/2020	3,517,457.08
2/25/2020	3/25/2020	3,515,673.16
3/25/2020	4/27/2020	3,513,885.98
4/27/2020	5/26/2020	3,512,095.51
5/26/2020	6/25/2020	3,510,301.76
6/25/2020	7/27/2020	3,508,504.69
7/27/2020	8/25/2020	3,506,704.30
8/25/2020	9/25/2020	3,504,900.58
9/25/2020	10/26/2020	3,503,093.51
10/26/2020	11/25/2020	3,501,283.08
11/25/2020	12/28/2020	3,499,469.27
12/28/2020	1/25/2021	3,497,652.07
1/25/2021	2/25/2021	3,495,831.47
2/25/2021	3/25/2021	3,494,007.44
3/25/2021	4/26/2021	3,492,179.98
4/26/2021	5/25/2021	3,490,349.08
5/25/2021	6/25/2021	3,488,514.71
6/25/2021	7/26/2021	3,486,676.87
7/26/2021	8/25/2021	3,484,835.53
8/25/2021	9/27/2021	3,482,990.69
9/27/2021	10/25/2021	3,481,142.33
10/25/2021	11/26/2021	3,479,290.43
11/26/2021	12/27/2021	3,473,513.15
12/27/2021	1/25/2022	3,404,433.50
1/25/2022	2/25/2022	3,336,435.08
2/25/2022	3/25/2022	3,269,501.80
3/25/2022	4/25/2022	3,203,617.79
4/25/2022	5/25/2022	3,138,767.39
5/25/2022	6/27/2022	3,074,935.19
6/27/2022	7/25/2022	3,012,105.99
7/25/2022	8/25/2022	2,950,264.80
8/25/2022	9/26/2022	2,889,396.85
9/26/2022	10/25/2022	2,829,060.18
10/25/2022	11/25/2022	2,769,457.65
11/25/2022	12/27/2022	2,711,473.25
12/27/2022	1/25/2023	2,654,444.36
1/25/2023	2/27/2023	2,598,316.09
2/27/2023	3/27/2023	2,543,083.13
3/27/2023	4/25/2023	2,488,793.37
4/25/2023	5/25/2023	2,435,416.16
5/25/2023	6/26/2023	2,382,883.80
6/26/2023	7/25/2023	2,331,225.55

7/25/2023	8/25/2023	2,280,506.49
8/25/2023	9/25/2023	2,230,729.84
9/25/2023	10/25/2023	2,181,821.70
10/25/2023	11/27/2023	2,133,704.92
11/27/2023	12/26/2023	2,086,363.60
12/26/2023	1/25/2024	2,039,773.16
1/25/2024	2/26/2024	1,993,922.27
2/26/2024	3/25/2024	1,948,799.74
3/25/2024	4/25/2024	1,904,396.54
4/25/2024	5/28/2024	1,860,748.21
5/28/2024	6/25/2024	1,817,809.29
6/25/2024	7/25/2024	1,775,557.02
7/25/2024	8/26/2024	1,734,012.43
8/26/2024	9/25/2024	1,693,143.17
9/25/2024	10/25/2024	1,652,925.95
10/25/2024	11/25/2024	1,613,361.24
11/25/2024	12/26/2024	1,574,428.67
12/26/2024	1/27/2025	1,536,118.60
1/27/2025	2/25/2025	1,498,421.55
2/25/2025	3/25/2025	1,461,328.18
3/25/2025	4/25/2025	1,424,829.26
4/25/2025	5/27/2025	1,388,915.72
5/27/2025	6/25/2025	1,353,578.60
6/25/2025	7/25/2025	1,318,809.09
7/25/2025	8/25/2025	1,284,598.48
8/25/2025	9/25/2025	1,250,938.21
9/25/2025	10/27/2025	1,217,819.83
10/27/2025	11/25/2025	1,185,235.02
11/25/2025	12/26/2025	1,153,175.58
12/26/2025	1/26/2026	1,121,633.42
1/26/2026	2/25/2026	1,090,600.57
2/25/2026	3/25/2026	1,060,069.18
3/25/2026	4/27/2026	1,030,031.51
4/27/2026	5/26/2026	1,000,479.94
5/26/2026	6/25/2026	971,406.94
6/25/2026	7/27/2026	942,805.11
7/27/2026	8/25/2026	914,667.14
8/25/2026	9/25/2026	886,985.85
9/25/2026	10/26/2026	859,754.15
10/26/2026	11/25/2026	832,965.03
11/25/2026	12/28/2026	806,611.63
12/28/2026	1/25/2027	780,687.15
1/25/2027	2/25/2027	755,184.89
2/25/2027	3/25/2027	730,098.29
3/25/2027	4/26/2027	705,420.83
4/26/2027	5/25/2027	681,146.11
5/25/2027	6/25/2027	657,267.84
6/25/2027	7/26/2027	633,779.79
7/26/2027	8/25/2027	610,675.83
8/25/2027	9/27/2027	587,949.94

9/27/2027	10/25/2027	565,596.16
10/25/2027	11/26/2027	543,612.53
11/26/2027	12/27/2027	522,000.57
12/27/2027	1/25/2028	500,748.81
1/25/2028	2/25/2028	479,845.77
2/25/2028	3/27/2028	459,285.92
3/27/2028	4/25/2028	439,063.83
4/25/2028	5/25/2028	419,174.14
5/25/2028	6/26/2028	399,611.57
6/26/2028	7/25/2028	380,414.85
7/25/2028	8/25/2028	361,533.93
8/25/2028	9/25/2028	342,963.79
9/25/2028	10/25/2028	324,712.57
10/25/2028	11/27/2028	306,773.05
11/27/2028	12/26/2028	289,129.09
12/26/2028	1/25/2029	271,778.19
1/25/2029	2/26/2029	254,714.52
2/26/2029	3/26/2029	237,932.34
3/26/2029	4/25/2029	221,427.11
4/25/2029	5/25/2029	205,197.49
5/25/2029	6/25/2029	189,235.88
6/25/2029	7/25/2029	173,537.95
7/25/2029	8/27/2029	158,099.43
8/27/2029	9/25/2029	142,916.11
9/25/2029	10/25/2029	127,983.85
10/25/2029	11/26/2029	113,298.55
11/26/2029	12/26/2029	98,856.20
12/26/2029	1/25/2030	84,652.82
1/25/2030	2/25/2030	70,684.51
2/25/2030	3/25/2030	56,947.41
3/25/2030	4/25/2030	43,437.74
4/25/2030	5/28/2030	30,151.75
5/28/2030	6/25/2030	17,085.77
6/25/2030	7/25/2030	4,236.15
7/25/2030	8/25/2030	0.00